UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

Janux Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40475	82-2289112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10955 Vista Sorrento Parkway, Suite 200 San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 751-4493

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JANX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On December 2, 2024, Janux Therapeutics, Inc. (the “Company”) issued a press release announcing interim clinical data for its JANX007 clinical program and is also making available a corporate presentation reporting such interim clinical data. Copies of the press release and the corporate presentation are attached as Exhibits 99.1 and 99.2, respectively, to this report. The corporate presentation will also be available under the “Investors” section of the Company’s website.

The information in this Item 7.01 of this report (including Exhibits 99.1 and 99.2) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 8.01 Other Events.

On December 2, 2024, the Company announced updated interim clinical data for its JANX007 clinical program.

Updated interim, clinical data for PSMA-TRACTr JANX007 in mCRPC as of November 15, 2024

JANX007 is in a Phase 1a clinical trial in patients with advanced or metastatic prostate cancer (“mCRPC”). The patients enrolled in the trial were heavily pre-treated with a median of four prior lines of therapy. As of the November 15, 2024 data cutoff, 16 pre-PLUVICTO® patients have been treated once-weekly at a target dose ranging from 2 mg to 9 mg in the Phase 1a clinical trial. High prostate-specific antigen (“PSA”) response rates and deep PSA declines were observed across all doses; 100% of patients achieved best PSA50 declines, 63% of patients achieved best PSA90 declines, and 31% of patients achieved best PSA99 declines. Durability of PSA declines at a target dose ≥ 2 mg were observed; 75% of patients maintained PSA50 declines at ≥ 12 weeks and 50% of patients maintained PSA90 declines at ≥ 12 weeks. Deep and durable PSA responses were observed irrespective of resistance driver aberration status, or prior treatments with a taxane or ARPi. In RECIST-evaluable patients, anti-tumor activity was observed with confirmed and unconfirmed partial responses in 50% (4/8) of patients.

JANX007 was well-tolerated with cytokine release syndrome (“CRS”) and CRS-related adverse events primarily limited to cycle 1 and grades 1 and 2. Similarly, treatment-related adverse events not associated with CRS were primarily limited to cycle 1 and grades 1 and 2. The maximum tolerable dose for JANX007 has not yet been reached.

Based on these efficacy and safety results, two once-weekly step dose regimens have been identified for Phase 1b expansion trials directed at pre-PLUVICTO® 2L and 3L patients. The Company anticipates providing another update on JANX007 in 2025.

Forward-Looking Statements

This report contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, the Company’s ability to bring new treatments to cancer patients in need, expectations regarding the timing, scope and results of the Company’s development activities, including its ongoing and planned clinical trials and that the interim data results support continued clinical development of JANX007, including in pre-PLUVICTO® 2L and 3L patients, and the potential benefits of the Company’s product candidates and platform technologies. Factors that may cause actual results to differ materially include the risk that interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available, including the risk that unconfirmed responses may not ultimately result in confirmed responses to treatment after follow-up evaluations, the risk that compounds that appear promising in early research do not demonstrate safety and/or efficacy in later preclinical studies or clinical trials, the risk that the Company may not obtain approval to market its product candidates, uncertainties associated with performing clinical trials, regulatory filings and applications, risks associated with reliance on third parties to successfully conduct clinical trials, the risks associated with reliance on outside financing to meet capital requirements, and other risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “promise,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s periodic and other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 2, 2024.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANUX THERAPEUTICS, INC.

Date: December 2, 2024	By:	/s/ David Campbell, Ph.D.
David Campbell, Ph.D.
President and Chief Executive Officer